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                                                                   EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 24, 1996, with respect to the financial statements of Prestige Marketing International Limited included in Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-06007) and related Prospectus of National Media Corporation for the registration of 2,300,000 shares of its common stock.

                                             Ernst & Young

Auckland, New Zealand

July 2, 1996